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                                                                    EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-17121) of Union Tank Car Company and in the related Prospectus of our report dated March 11, 1997 with respect to the consolidated financial statements of Union Tank Car Company included in the annual report (Form 10-K) for the year ended December 31, 1996.




                                                ERNST & YOUNG LLP


Chicago, Illinois
May 22, 1997











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